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                                                                    Exhibit 10.1

                            ROYALTY WAIVER AGREEMENT
                            ------------------------

     This Royalty Waiver Agreement (hereinafter called the "Waiver Agreement") is entered into by and among Retractable Technologies, Inc., a Texas corporation (hereinafter called "RTI"), and Thomas J. Shaw and his wife, Suzanne M. August (hereinafter collectively called "Shaw"), which are hereinafter collectively referred to as the "Parties."

                                    RECITALS
                                    --------

     WHEREAS, the Parties entered into a Technology License Agreement (hereinafter called the "License Agreement") dated June 23, 1995; and

     WHEREAS, under the License Agreement, Shaw is to be paid certain consideration in the form of a Five Percent (5%) royalty (the "Royalties") of gross sales of "Licensed Products" (as defined in the License Agreement) after returns; and

     WHEREAS, Shaw, a shareholder of RTI, wishes to make a contribution to RTI in the form of a waiver of his entitlement to unpaid Royalties accrued through the second quarter of 2002 in the amount of Five Hundred Thousand Dollars ($500,000.00);

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth below, and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties agree as follows:

     1. The foregoing recitals are true and correct, they constitute the basis for this Waiver Agreement, and they are incorporated into this Waiver Agreement for all purposes.

     2. Shaw hereby irrevocably waives payment of and releases any and all claim to accrued and unpaid Royalties through the second quarter of 2002 in the amount of Five Hundred Thousand Dollars ($500,000.00) (hereinafter the "Waived 2002 Royalties"), payable by RTI for sales of "Licensed Products" pursuant to the terms of the License Agreement.

     3. It is expressly understood and agreed by the Parties that, with the exception of the Waived 2002 Royalties, nothing in this Waiver Agreement shall be construed to modify or amend the rights of the Parties as set forth in the License Agreement.

     4. It is also understood and agreed that this Waiver Agreement and the License Agreement contain the entire agreement between the Parties and supersede any and all prior agreements, arrangements, or understandings between the Parties relating to the subject matter hereof.

     5. RTI hereby agrees to indemnify Shaw for any incremental increase in his 2002 federal income tax liability (including penalties and interest) which may arise from the Waived 2002 Royalties. RTI reserves the right to contest such additional tax liability on Mr. Shaw's behalf at its own expense. Should additional tax related to this transaction be due, RTI shall pay such tax, penalties, and interest, on a "grossed-up" basis, within ten days of the final assessment of the amount owed, if any, by Shaw.

     6. It is understood and agreed that, in making this Waiver Agreement, the Parties expressly acknowledge that they have not relied upon any statement or representation pertaining to this matter made by either Party or by any person or persons representing them and that no representations, warranties, or promises of any kind,

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nature, or character whatsoever have been made, directly or indirectly, to induce them or any of them to execute and carry out the terms of this Waiver Agreement.

     7. THIS WAIVER AGREEMENT SHALL BE GOVERNED BY, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION, OR INTERPRETATION OF THIS WAIVER AGREEMENT TO THE LAWS OF ANOTHER STATE).

     8. This Waiver Agreement, and all of the provisions hereof, shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

     9. In the event that any one or more of the terms, provisions, or agreements that are contained in this Waiver Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement of this Waiver Agreement and this Waiver Agreement shall be construed as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

     10. It is understood and the Parties further state that each of them has carefully read this Waiver Agreement and knows the contents hereof and has signed the same as his or its own free act.

     IN WITNESS WHEREOF, the Parties have executed this Waiver Agreement effective as of June 21, 2002.

                                   RETRACTABLE TECHNOLOGIES, INC.


                                   BY:  /s/ STEVEN R. WISNER
                                      ---------------------------------
                                      STEVEN R. WISNER
                                      EXECUTIVE VICE PRESIDENT,
                                      ENGINEERING AND PRODUCTION

                                     /s/ THOMAS J. SHAW
                                   ------------------------------------
                                   THOMAS J. SHAW
                                   INDIVIDUALLY

                                     /s/ SUZANNE M. AUGUST
                                   ------------------------------------
                                   SUZANNE M. AUGUST
                                   INDIVIDUALLY